Accounts Receivable, Net	12 Months Ended
Dec. 31, 2024
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET
3.	ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consist of the following:

	December 31, 2024	December 31, 2023
Accounts receivable	$2,938	$930
Allowance for expected credit losses	(308)	(121)
Total accounts receivable, net	$2,630	$809

Movements of allowance for expected credit losses are as follows:

Beginning balance	$121	$59
Addition	187	62
Ending balance	$308	$121